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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): SEPTEMBER 18, 2006

                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               33-81808                                   22-3276290
       (Commission File Number)                (IRS Employer Identification No.)

            1361 ALPS ROAD
          WAYNE, NEW JERSEY                                 07470
(Address of Principal Executive Offices)                  (Zip Code)

                                 (973) 628-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



                                             ADDITIONAL REGISTRANTS

                                                                               Address, including zip
                                                                                 code and telephone
                                 State or other         Registration No./      number, including area
                                 jurisdiction of        I.R.S. Employer        code, of registrant's
 Exact name of registrant        incorporation or       Identification              principal
as specified in its charter      organization                No.                 executive offices
---------------------------      ----------------       ----------------       -----------------------
Building Materials                   Delaware           333-69749-01/             1361 Alps Road
Manufacturing Corporation                                22-3626208               Wayne, NJ 07470
                                                                                  (973) 628-3000




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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective September 18, 2006, the Board of Directors of Building Materials Corporation of America (the "Company") dismissed KPMG LLP ("KPMG") as the Company's independent registered public accounting firm and on September 18, 2006 appointed Ernst & Young LLP as its new independent registered public accounting firm.

         The audit reports of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2005 and 2004, and in connection with the audits of those fiscal years, and through the subsequent interim period through September 18, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreement, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement. During the fiscal years ended December 31, 2005 and 2004, and in connection with the audits of those fiscal years, and through the subsequent interim period through September 18, 2006, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided KPMG with a copy of the foregoing disclosures and has requested that KPMG furnish a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated September 22, 2006 is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective September 18, 2006, the Board of Directors engaged Ernst & Young LLP ("E&Y") as its new independent registered public accounting firm. The Company did not consult with E&Y during the fiscal years ended December 31, 2005 and December 31, 2004 or from the period from January 1, 2006 through September 18, 2006 regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by E&Y on the Company's consolidated financial statements; or
(iii) any other matter than was the subject of a disagreement between the Company and KPMG or reportable event noted in the connection with the performance of services.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated September 22, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: September 22, 2006           By:  /s/  John F. Rebele
                                       ----------------------------------------
                                    Name:    John F. Rebele
                                    Title:   Senior Vice President,
                                             Chief Financial Officer and
                                             Chief Administrative Officer





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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated September 22, 2006.